UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2014

OMEGA PROTEIN CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-14003 (Commission File Number)	76-0562134 (IRS Employer Identification No.)

2105 CityWest Blvd., Suite 500 Houston, Texas (Address of principal executive offices)	77042-2838 (Zip Code)

Registrant’s telephone number, including area code: (713) 623-0060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information provided under Item 3.03 below is incorporated into this Item by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

On April 1, 2014, Omega Protein Corporation (the “Company”) and American Stock Transfer & Trust Company, LLC (the “Rights Agent”) amended the Rights Agreement dated as of June 30, 2010 between the Company and the Rights Agent (the “Rights Agreement”), so that the Rights to Purchase Series A Junior Participating Preferred Stock (the “Rights”) under the Rights Agreement will expire on April 1, 2014, more than six years earlier than initially specified in the Rights Agreement. As a result, the Rights have been terminated and are no longer effective. The Company issued a press release in connection with the amendment of the Rights Agreement. That press release and the Amendment to Rights Agreement are filed as Exhibits 99.1 and 4.1, respectively, to this report and are incorporated into this Item by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the expiration of the Rights under the Rights Agreement described in Item 3.03 above, the Company filed a Certificate of Withdrawal with the Secretary of State of the State of Nevada on April 1, 2014. The Certificate of Withdrawal, which was effective upon filing, eliminated from the Articles of Incorporation of the Company all matters set forth in the Company’s Certificate of Designation with respect to the Company’s Series A Junior Participating Preferred Stock that had been previously filed with the Secretary of State of the State of Nevada. No shares of the Series A Junior Participating Preferred Stock were issued or outstanding at the time of the filing of the Certificate of Withdrawal, and none will be issued. A copy of the Certificate of Withdrawal is filed as Exhibit 3.1 to this report and is incorporated into this Item by reference.

Item 8.01	Other Events

Effective April 1, 2014, the Board reconstituted the following Board committees as set forth below:

Compensation Committee

Dr. Gary L. Allee (Chairman)

David W. Wehlmann

Gary R. Goodwin

Corporate Governance and Nominating Committee

David A. Owen (Chairman)

Dr. Gary L. Allee

Dr. William E.M. Lands

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Certificate of Withdrawal of Certificate of Designation with respect to the Company’s Series A Junior Participating Preferred Stock.

4.1.	Amendment to Rights Agreement dated as of April 1, 2014 between Omega Protein Corporation and American Stock Transfer & Trust Company, LLC, as Rights Agent.

99.1	Press release issued by the Company dated April 1, 2014.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

OMEGA PROTEIN CORPORATION

Date: April 1, 2014	By:	/s/ John D. Held
John D. Held
Executive Vice President, General Counsel and Secretary